Exhibit 99.3

FORM OF SUBSEQUENT INVESTMENT WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. NEITHER THE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR OTHERWISE DISPOSED OF WITHOUT AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

No.:	[Date]

WARRANT

TO PURCHASE COMMON SHARES

OF

DISTRIBUTED ENERGY SYSTEMS CORP.

1. Issuance of Warrant. FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and on the terms and subject to the conditions herein set forth, the Holder (as defined below) is entitled to purchase from Distributed Energy Systems Corp., a corporation incorporated under the laws of the State of Delaware (the “Company”), at any time before 5:00 p.m. New York time on [Date Five Years from Issue Date] (the “Termination Date”), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described below), the Warrant Stock (as defined below and subject to adjustment as described below) upon exercise of this warrant (this “Warrant”) pursuant to Section 6 hereof or conversion of this Warrant pursuant to Section 7 hereof.

2. Definitions. As used in this Warrant, the following terms have the definitions ascribed to them below:

(a) “Business Day” means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of New York, the State of Connecticut or the District of Columbia are authorized to be closed.

(b) “Commencement Date” means [Issue Date].

(c) “Common Shares” means shares of the common stock, par value $0.01 per share, of the Company.

(d) “Holder” means Perseus Partners VII, L.P., or its successors or assigns.

(e) “Purchase Agreement” means the Securities Purchase Agreement by and between the Company and Perseus Partners VII, L.P., dated May 10, 2007.

(f) “Warrant Price” means as to each tranche of Warrant Stock, the price set forth on Schedule 1 to this Warrant adjacent to the Warrant Stock comprising such tranche, subject to adjustment as described in Section 3 hereof.

(g) “Warrant Stock” means the number of Common Shares set forth in tranches on Schedule 1 to this Warrant, in each case, subject to adjustment as described in Section 3 hereof or in accordance with Section 7 hereof.

Any other capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

3. Adjustments and Notices. The Warrant Price and the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3.

(a) Adjustment for Splits and Combinations. If the Company shall at any time or from time to time after the Commencement Date effect a stock split of the outstanding Common Shares, the Warrant Price in effect immediately before that stock split shall be proportionately decreased, and, conversely, if the Company shall at any time combine the outstanding Common Shares into a smaller number of shares, the Warrant Price in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section 3(a) shall become effective at the close of business on the date the stock split or combination becomes effective.

(b) Adjustment for Common Shares Dividends and Distributions. If the Company at any time or from time to time after the Commencement Date issues, or fixes a record date for the determination of holders of Common Shares entitled to receive, a dividend or other distribution payable solely in additional Common Shares, in each such event the Warrant Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Warrant Price then in effect by a fraction (i) the numerator of which is the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Common Shares issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefore, the Warrant Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Warrant Price shall be adjusted pursuant to this Section 3(b) to reflect the actual payment of such dividend or distribution.

(c) Adjustments for Other Dividends and Distributions. If the Company at any time or from time to time after the Commencement Date issues, or fixes a record date for the determination of holders of Common Shares entitled to receive, a dividend or other distribution payable in securities of the Company other than Common Shares or other property, in each such event provision shall be made so that the Holder shall receive upon exercise or conversion of this Warrant, in addition to the number of Common Shares receivable hereupon, the amount of securities of the Company or other property which such Holder would have received had this Warrant been exercised for or converted into Common Shares on the date of such event and had they thereafter, during the period from the date of such event to and including the exercise or conversion date, retained such securities or other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the Holders of this Warrant or with respect to such other securities or other property by their terms. As used herein, the term “other property” does not include cash.

(d) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Commencement Date, the Common Shares issuable upon the exercise or conversion of this Warrant is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 3), then in any such event the Holder shall have the right upon the exercise or conversion of this Warrant to receive the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of Common Shares which the Holder of this Warrant could have received had such Warrant been exercised or converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided in this Warrant or with respect to such other securities or property by the terms thereof.

(e) Reorganizations. If at any time or from time to time after the Commencement Date, there is a capital reorganization of the Common Shares (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 3), as a part of such capital reorganization provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise or conversion of this Warrant the number of shares or other securities or property of the Company to which a holder of the number of Common Shares deliverable upon such exercise or conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such securities by their terms. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder after such capital reorganization to the end that the provisions of this Section 3 (including adjustment of the Warrant Price then in effect and the number of shares issuable upon exercise or conversion of this Warrant) shall be applicable after that event and be as nearly equivalent as practicable.

(f) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price for the number of common Shares or other securities issuable upon exercise or conversion of this Warrant, the Company, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions of this Warrant and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder’s address as shown in the Company’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

(g) Adjustment to Number of Shares of Warrant Stock. In the event the Warrant Price is adjusted under any provision of this Section 3, the number of shares of Warrant Stock shall be simultaneously adjusted by multiplying the number of shares of Warrant Stock by a fraction, the numerator of which is the Warrant Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Price in effect immediately after such adjustment.

(h) Notices of Record Date. Upon (i) the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders of such securities who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the shares of the Company, any merger or consolidation of the Company with or into any other Company, or any transfer of all or substantially all the assets of the Company to any other Person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least twenty Business Days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Shares (or other securities) shall be entitled to exchange their Common Shares (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

(i) No Impairment. The Company shall not amend its Certificate of Incorporation or Bylaws or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment as provided herein. If the Company takes any action in breach of this Warrant, the Holder shall be entitled to any and all remedies available at law or in equity.

(j) Fractional Share. No fractional share shall be issuable upon exercise or conversion of this Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If the exercise or conversion of this Warrant shall result in the issuance of any fractional share, the Company shall eliminate such fractional share by paying the Holder an amount computed by multiplying such fraction by the fair market value of a full share.

(k) Other Adjustments. If and whenever the Company shall take any action affecting or relating to the Warrants, other than any action described in this Section 3, which in the opinion of the Board would prejudicially affect the rights of the Holder, the Warrant Price and, if required, the number of Common Shares to be issued upon exercise or conversion of the

Warrant will be adjusted by the Board in such manner, if any, and at such time, as the Board may, in its sole discretion, subject to the approval of any stock exchange(s) on which the Common Shares are listed and posted for trading, reasonably determine to be equitable in the circumstances to such Holder.

4. No Shareholder Rights. This Warrant, by itself, as distinguished from any Common Shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

5. Reservation of Stock. On and after the Commencement Date, the Company shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the exercise or conversion of this Warrant and all other Warrants, such number of its Common Shares as shall from time to time be sufficient to effect the exercise or conversion of this Warrant and all other Warrants; and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the exercise or conversion of this Warrant and all other Warrants, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose. Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

6. Exercise of Warrant.

(a) Voluntary Exercise. This Warrant may be exercised as a whole or in part by the Holder, at any time after the date of issuance of this Warrant and prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed, and containing a form of signature guarantee reasonably acceptable to the Company, at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by bank draft or wire transfer with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the Person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, and in any event within three Business Days, the Company shall issue and deliver to the Person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, and in any event within three Business Days, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth in this Warrant.

(b) Payment of Taxes. The Company will pay all transfer taxes or charges that may be imposed with respect to the issue or delivery of Common Shares upon exercise or conversion of this Warrant, except for any tax or other charge imposed in connection with any transfer involved in the issue and delivery of Common Shares in a name other than that in which this Warrant was registered.

7. Conversion. In lieu of exercising this Warrant or any portion of this Warrant, at any time the Holder of this Warrant shall have the right to convert this Warrant or any portion of this Warrant into Warrant Stock by the surrender of this Warrant, together with the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 3 and 2, respectively, duly completed and executed, and containing a form of signature guarantee reasonably acceptable to the Company, at the principal office of the Company, specifying the portion of the Warrant to be converted. The number of shares of Warrant Stock to be issued to the Holder upon such conversion shall be computed using the following formula:

X=(P)(Y)(A-B)/A

where	X =	the number of Common Shares to be issued to the Holder for the portion of the Warrant being converted.

	P =	the portion of the Warrant being converted expressed as a decimal fraction.

	Y =	the total number of Common Shares issuable upon exercise of the Warrant in full.

	A =	the fair market value of one share of Warrant Stock which means the fair market value of the Warrant Stock as of the last Business Day immediately prior to the date the Notice of Conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company’s Board.

	B =	the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion of this Warrant shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the Person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, and in any event within three Business Days of the conversion, the Company shall issue and deliver to the Person or Persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date of this Warrant, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth in this Warrant. If this Warrant is converted, as a whole or in part, after the occurrence of an event as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by Section 3(c) in lieu of Common Shares.

8. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof as a whole or in part, provided that the transferor provides, at the Company’s request, an opinion of counsel or other evidence reasonably satisfactory to the Company that such transfer does not require registration under the Securities Act or any similar requirement under the securities law applicable with respect to any other applicable jurisdiction.

9. Termination. This Warrant shall terminate at 5:00 p.m. New York time on the Termination Date.

10. Governing Law; Jury Waiver. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws provisions of the State of New York or of any other state. IN THE EVENT OF ANY DISPUTE AMONG OR BETWEEN ANY OF THE PARTIES TO THIS WARRANT ARISING OUT OF THE TERMS OF THIS WARRANT, THE PARTIES HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR RESOLUTION OF SUCH DISPUTE, AND AGREE NOT TO CONTEST SUCH EXCLUSIVE JURISDICTION OR SEEK TO TRANSFER ANY ACTION RELATING TO SUCH DISPUTE TO ANY OTHER JURISDICTION. THE COMPANY AND THE HOLDER AGREE TO ACCEPT SERVICE OF PROCESS PURSUANT TO THE PROCEDURES SET FORTH IN SECTION 11. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS WARRANT.

11. Miscellaneous; Notices. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term of this Warrant may be changed or waived except by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally, by facsimile or mailed via overnight courier, to the address, facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing. If such communication is delivered by facsimile, delivery shall be deemed given once the Holder receives a receipt confirmation, and if mailed via overnight courier delivery shall be deemed given on the next Business Day thereafter.

ISSUED: [            ]

DISTRIBUTED ENERGY SYSTEMS CORP.

By:

Name:

Title:

Schedule 1

Number of Shares[1]	Exercise Price Per Share
1,989,629	$0.80
6,600,000	$1.00
6,600,000	$1.50
6,600,000	$2.00
6,600,000	$2.50
6,600,000	$3.00

[1]

To be adjusted proportionately to reflect any stock splits, reverse stock splits, stock dividends or other recapitalization transactions occurring after the date of execution of the Purchase Agreement and the issuance of this Warrant.

Schedule 1-1

Attachment 1

NOTICE OF EXERCISE

TO: Distributed Energy Systems Corp.

1. The undersigned hereby elects to purchase                      shares of the Warrant Stock of Distributed Energy Systems Corp. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Name of Warrant Holder)

By:

Title:

Attachment 1-1

Attachment 2

INVESTMENT REPRESENTATION STATEMENT

Common Shares

(as defined in the attached Warrant) of

Distributed Energy Systems Corp.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to Distributed Energy Systems Corp. (the “Company”) as follows:

(a) The securities to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer, or grant participation to such Person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) it shall have furnished the Company with an opinion of counsel or other evidence reasonably satisfactory to the Company and Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company. The undersigned represents that it is an “accredited investor” within the meaning of Regulation D of the Securities Act.

Attachment 2-1

(e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a “broker’s transaction” or in transactions directly with a “market maker” (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.

Dated:

(Typed or Printed Name)
By:
(Signature)

(Title)

Attachment 2-2

Attachment 3

NOTICE OF CONVERSION

TO: Distributed Energy Systems Corp.

1. The undersigned hereby elects to acquire                      Common Shares of Distributed Energy Systems Corp. pursuant to the terms of the attached Warrant, by conversion of              percent (    %) of the Warrant.

2. Please issue a certificate or certificates representing said shares of Common Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Name of Warrant Holder)

By:

Title:
(Title and signature of authorized person)

Attachment 3-1